                                                                Exhibit 10.1a(5)

             FIFTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER

     This Fifth Amendment to Credit Agreement and Limited Waiver, dated as of December 31, 2001 (this "Amendment and Waiver"), by and among STEEL DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders executing this Amendment and Waiver on the signatures pages hereof and MELLON BANK, N. A., as Agent for the Lenders under the Credit Agreement (Amended and Restated) referred to below (the "Agent").

     Introductory Statements:

     A. Reference is made to the Credit Agreement (Amended and Restated), dated as of June 30, 1994, as amended and restated as of June 30, 1997 (as amended to date, the "Credit Agreement"), by and among the Borrower, the Lenders listed on the signature pages hereof (collectively, the "Lenders") and the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     B. The Borrower has advised the Lenders and the Agent that the Borrower is in violation of Section 6.01(a) of the Credit Agreement in that the Borrower's Leverage Ratio for the period of four consecutive fiscal quarters ending December 31, 2001 exceeds 5.0 to 1 (such violation, the "Identified Violation").

     C. The Borrower has also advised the Lenders and the Agent that the Borrower may, as of March 31, 2002, be in violation of Section 6.01(a) of the Credit Agreement in that the Borrower's Leverage Ratio for the period of four consecutive fiscal quarters ending March 31, 2002 may exceed 4.0 to 1 (such violation, the "Identified March Violation").

     D. The Borrower has requested that, for the period from December 31, 2001 to, but not including, March 31, 2002 (the "Waiver Period"), the Required Lenders waive (i) compliance with Section 6.01(a) of the Credit Agreement for the period of four consecutive fiscal quarters ending December 31, 2001, (ii) satisfaction of the conditions of lending under Section 4.02(d) of the Credit Agreement to the extent, and only to the extent, that such conditions of lending fail to be satisfied as a result of, and as a result solely of, the Identified Violation and (iii) satisfaction of the conditions to conversion or renewal of Interest Rate Options under Section 2.07(a) of the Credit Agreement to the extent, and only to the extent, that such conditions to conversion or renewal fail to be satisfied as a result of, and as a result solely of, the Identified Violation.

     E. The Borrower has advised the Lenders that it is considering arranging for the refinancing the Loans and the Specified Unsecured Bank Debt. The Borrower has requested that if, and only if, on March 31, 2002, the Borrower shall have theretofore received commitments from financial institutions to provide financing on terms satisfactory to the Borrower in an aggregate amount sufficient to pay the Loans and the Specified Unsecured Bank Debt in full and the Borrower and such financial institutions shall be in process of finalizing the documentation for such refinancing, and the Borrower shall have provided to the Lenders a certificate to both such effects, then the Waiver Period shall be extended to end on April 30, 2002 (or, if earlier, the date on which such commitments terminate or on which the process of finalizing documentation for such refinancing ceases) and the Identified March Violation, as well as the Identified Violation, shall be covered by the waiver referred to in the immediately preceding paragraph.

     F. The Borrower and the Required Lenders desire to make certain amendments to the Credit Agreement.

     Section 1. Waiver. The Required Lenders hereby waive, for the Waiver Period only, (i) compliance with Section 6.01(a) of the Credit Agreement for the period of four consecutive fiscal quarters ending December 31, 2001, (ii) satisfaction of the conditions of lending under Section 4.02(d) of the Credit Agreement to the extent, and only to the extent, that such conditions of lending fail to be satisfied as a result of, and as a result solely of, the Identified Violation and (iii) satisfaction of the conditions to conversion or renewal of Interest Rate Options under Section 2.07(a) of the Credit Agreement to the extent, and only to the extent, that such conditions to conversion or renewal fail to be satisfied as a result of, and as a result solely of, the Identified Violation.

     Section 2. Extended Waiver. The effectiveness of the waiver granted by the Required Lenders in the next succeeding sentence is subject to satisfaction of the condition that on March 31, 2002, the Borrower shall have theretofore received commitments from financial institutions to provide financing on terms satisfactory to the Borrower in an aggregate amount sufficient to pay the Loans and the Specified Unsecured Bank Debt in full and the Borrower and such financial institutions shall be in process of finalizing the documentation for such financing and the Borrower shall have provided to the Lenders a certificate to both such effects. Subject to satisfaction of the condition set forth in the immediately preceding sentence, the Required Lenders hereby waive, for the Waiver Extension Period only, (i) compliance with Section 6.01(a) of the Credit Agreement for the period of four consecutive fiscal quarters ending December 31, 2001 and for the period of four consecutive fiscal quarters ending March 31, 2002, (ii) satisfaction of the conditions of lending under Section 4.02(d) of the Credit Agreement to the extent, and only to the extent, that such conditions of lending fail to be satisfied as a result of, and as a result solely of, the Identified Violation and/or the Identified March Violation and (iii) satisfaction of the conditions to conversion or renewal of Interest Rate Options under Section 2.07(a) of the Credit Agreement to the extent, and only to the extent, that such conditions to conversion or renewal fail to be satisfied as a result of, and as a result solely of, the Identified Violation and/or the Identified March Violation. As used herein, the term Waiver Extension Period means the period commencing on March 31, 2002 and ending on the earlier to occur of (i) April 30, 2002 and (ii) the date on which the commitments referred to in the first sentence of this Section 2 terminate or on which the process of finalizing documentation for the financing referred to in the first sentence of this Section 2 ceases.

     Section 3. Amendments.

     3.1. The Credit Agreement is hereby amended by adding thereto, as a new
Section 6.19 thereof, the following:

          6.19. Maintenance of Cash with Lenders. The Borrower shall not permit any of its cash to be held or maintained other than in one or more deposit accounts each of which is maintained by the Borrower with a Lender. The Borrower confirms that under the Security Agreement the Borrower is required to maintain perfection of the security interest of the Agent, for the benefit of the Lenders, in the Borrower's Cash Equivalent Investments.

     3.2. Section 6.03 of the Credit Agreement, entitled "Indebtedness" is hereby amended by deleting the figure "$95,000,000" appearing at the end of clause (i) thereof and inserting in lieu thereof the figure "$125,000,000".

     3.3. Section 6.04 of the Credit Agreement, entitled "Guaranties, Indemnities, etc." is hereby amended by deleting the figure "$14,035,819" appearing in clause (h) thereof and inserting in lieu thereof the figure "$23,970,030" and by adding, immediately before the period at the end of such clause (h), the phrase "and such guaranty shall be subject to reduction as contemplated by paragraph 3 of the Agreement attached as Exhibit A to the Fifth Amendment to this Agreement".

     3.4. Section 6.05 of the Credit Agreement, entitled "Loans, Advances and Investments", is hereby amended by deleting the figure "$95,000,0000" appearing in clause (g) thereof and inserting in lieu thereof the figure "$125,000,000".

     3.5. Section 6.10 of the Credit Agreement, entitled "Dispositions of Properties", is hereby amended by inserting at the end thereof, after paragraph
(f) thereof, the following sentence:

          It is understood that the issuance by the Borrower of its treasury shares of common stock pursuant to the Agreement attached as Exhibit A to the Fifth Amendment to this Agreement shall be deemed not to violate this Section 6.10.

     3.6. Section 6.12 of the Credit Agreement, entitled "Dealings with Affiliates", is hereby amended by inserting at the end thereof, after paragraph
(e) thereof, the following sentence:

          It is understood that the execution, delivery and performance by the Borrower of the Agreement attached as Exhibit A to the Fifth Amendment to this Agreement shall be deemed not to violate this Section 6.12.

     3.7. Section 3.15 of the Credit Agreement, entitled "Ownership and Control", is hereby amended by adding thereto, immediately before the period at the end of the third sentence thereof, the following clause: "and except for performance by the Borrower of the Agreement attached as Exhibit A to the Fifth Amendment to this Agreement".

     Section 4. Miscellaneous.

     4.1 This Amendment and Waiver shall become effective as of December 31, 2001 upon (i) the execution and delivery hereof by the Required Lenders and the Borrower (ii) the execution and delivery by the Borrower and the lenders under the credit agreement governing the Specified Unsecured Bank Debt of a waiver and amendment substantially similar hereto and (iii) the payment by the Borrower to the Agent, for the respective accounts of Lenders which shall have indicated their consent to this Amendment and Waiver in writing to the Agent on or before the date of execution and delivery hereof by the Required Lenders and the Borrower of a waiver fee in the amount of 50 basis points times the aggregate amount of the Commitments of each such Lender. By its acceptance hereof, the Borrower agrees to pay such fee to each Lender which shall have indicated its consent to this Waiver in writing to the Agent on or before January 29, 2002.

     4.2. The waiver granted by this Amendment and Waiver is limited to the terms expressly provided herein. No implied waivers shall be inferred by the execution of this Waiver and the exercise of any right or privilege under this Waiver shall not affect any right, remedy, power or privilege of the Lenders or the Agent provided under the Credit Agreement. By its acceptance hereof the Borrower expressly ratifies and confirms the provisions of the Credit Agreement and the Credit Agreement (as amended by Section 3 hereof) remains in full force and effect among the parties thereto.

     4.3 This Amendment and Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     4.4 By their execution and delivery hereof, the Required Lenders hereby authorize and direct the Agent to execute and deliver this Amendment and Waiver.

     4.5 THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

     IN WITNESS WHEREOF, the parties have executed this consent as if the date first above written.

                                            MELLON BANK, N.A., as Agent

                                            By /s/ Roger N. Stanier
                                            ------------------------------------
                                            Title: Vice President



                                            GE CAPITAL CFE, INC.




                                            By /s/ Michael Lustbader
                                            ------------------------------------
                                            Title: Duly Authorized Signatory







                                            KREDITANSTALT FUR WIEDERAUFBAU

                                            By /s/ Werner Schulte
                                            ------------------------------------
                                            Title: First Vice President

                                            By /s/ Norbert Vay
                                            ------------------------------------
                                            Title: Vice President



                                            COMERICA BANK



                                            By /s/ James B. Haeffner
                                            ------------------------------------
                                            Title: First Vice President

                                            THE INDUSTRIAL BANK OF JAPAN,
                                              LIMITED

                                            By /s/ Walter R. Wolff
                                            ------------------------------------
                                            Title: Joint General Manager
                                                   and Group Head


                                            BANK ONE, INDIANA



                                            By
                                            ------------------------------------
                                            Title:



                                            WACHOVIA BANK, N. A.





                                            By /s/ Brad Watkins
                                            ------------------------------------
                                            Title: Vice President




                                            BANK AUSTRIA CREDITANSTALT CORPORATE
                                                FINANCE, INC.



                                            By
                                            ------------------------------------
                                            Title:



                                            By
                                            ------------------------------------
                                            Title:



                                            NATIONAL CITY BANK OF INDIANA



                                            By /s/ Lawrence J. Mayers
                                            ------------------------------------
                                            Title: Senior Vice President

                                            LASALLE BANK NATIONAL ASSOCIATION

                                            By  /s/ James Thompson
                                            ------------------------------------
                                            Title:  Group Senior Vice President




                                            JP MORGAN CHASE BANK f/k/a
                                            THE CHASE MANHATTAN BANK

                                            By  /s/ James H. Ramage
                                            ------------------------------------
                                            Title:  Managing Director




                                            HARRIS TRUST AND SAVINGS BANK

                                            By  /s/ Thad D. Rasche
                                            ------------------------------------
                                            Title:  Vice President



                                            WESTDEUTSCHE LANDESBANK
                                                GIROZENTRALE, NEW YORK BRANCH

                                            By  /s/ Donald F. Wolf
                                            ------------------------------------
                                            Title:  Director



                                            By  /s/ Elisabeth R. Wilds
                                            ------------------------------------
                                            Title:  Associate Director



                                            SUNTRUST BANK



                                            By
                                            ------------------------------------
                                            Title:

                                   NORTHERN TRUST COMPANY



                                   By   /s/ Mark E. Taylor
                                   ------------------------------------------
                                   Title: Vice President



                                   FIRST UNION NATIONAL BANK


                                   By   /s/ Eric Tan
                                   ------------------------------------------
                                   Title: Vice President




                                   THE HUNTINGTON NATIONAL BANK


                                   By   /s/ Angela M. Cecil
                                   ------------------------------------------
                                   Title: Vice President




                                   STEEL DYNAMICS, INC.


                                   By   /s/ Keith E. Busse
                                   ------------------------------------------
                                   Title: President & Chief Executive Officer